Exhibit 23

       [Letterhead of Jones, Jensen & Company appears here]

                 CONSENT OF INDEPENDENT AUDITORS
                 --------------------------------

April 25, 1997

     We consent to the incorporation by reference in the Form 10-KSB of Environmental Plasma Arc Technology, Inc. of our report for the year ended December 31, 1996.

/s/ Jones Jensen & Company
---------------------------
    Jones Jensen & Company